Note 18 - Financial Instruments (Detail) - Financial Assets and Liabilities Carried at Fair Value (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Interest rate swap asset	$ 358
Contingent consideration liability	13,000
Fair Value, Inputs, Level 2 [Member]
Interest rate swap asset	358
Fair Value, Inputs, Level 3 [Member]
Contingent consideration liability	$ 13,000